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                                                                   EXHIBIT 10.66

                    AMENDMENT TO LETTER OF CREDIT NO. S567169


                  Amendment to Letter of Credit No. S567169 issued by Swiss Bank Corporation, New York Branch on December 18, 1996 (the "Letter of Credit") for the account of Hanover Direct, Inc., a Delaware corporation (the "Company"), in favor of Norwest Bank Minnesota, N.A., as Trustee under the Note Agreement (the "Trustee"). Terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Letter of Credit.

                              W I T N E S S E T H:

                  WHEREAS, Swiss Bank Corporation, New York Branch has assigned all or substantially all of its interests and obligations under the Letter of Credit to Swiss Bank Corporation, Stamford Branch and Swiss Bank Corporation, Stamford Branch has assumed all of the obligations of Swiss Bank Corporation, New York Branch under the Letter of Credit;

                  WHEREAS, Swiss Bank Corporation, Stamford Branch has agreed to extend the Scheduled Expiration Date of the Letter of Credit from February 18, 1998 to March 30, 1999; and

                  WHEREAS, Swiss Bank Corporation, Stamford Branch and the Trustee wish to amend the Letter of Credit as provided herein.

                  NOW, THEREFORE, in consideration of the premises set forth herein and other valuable consideration, the parties hereto hereby agree as follows.

                  1. As of the date hereof, the Letter of Credit is hereby amended as follows:

                  (a) The references throughout the Letter of Credit to Swiss Bank Corporation, New York Branch are hereby amended to refer to Swiss Bank Corporation, Stamford Branch. The parties hereto hereby agree that any references in the Letter of Credit to "the Bank" shall be deemed to be references to Swiss Bank Corporation, Stamford Branch.

                  (b) The address "10 East 50th Street, New York, New York 10022" set forth in various places throughout the Letter of Credit and the Exhibits thereto is hereby deleted, and the following address is hereby substituted in its place: "677 Washington Boulevard, Stamford, Connecticut 06901-3793".

                  (c) The language "(212) 574-4634 or (212) 574-



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4757; but only after first giving telephone notice to us by contacting Ms.
Virginia Gensch at the following telephone number: (212) 574-4654" is hereby deleted from the second paragraph under the section entitled "Drawing and Method of Payment" on page 2 of the Letter of Credit and the following language is substituted in its place: "(203) 719-4634 but only after first giving telephone notice to us by contacting Fran Martel at the following telephone number: (203) 719-3985".

                  2. Except as provided herein, the Letter of Credit shall remain in full force and effect and unaffected hereby except as the Letter of Credit shall be deemed to have been amended by the terms of this Amendment from and after the date hereof.

                  3. This Amendment may be executed in one or more counterparts, each of which taken together shall constitute an original and all of which shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the undersigned have executed this Amendment as of this 18th day of February, 1998.

                                    SWISS BANK CORPORATION,
                                    Stamford Branch



                                    By:    /s/ James J. Diaz
                                         ------------------------------------
                                    Name:  James J. Diaz
                                    Title: Director Banking Finance
                                           Support, N.A.



                                    By:    /s/ Thomas R. Salzano
                                         ------------------------------------
                                    Name:  Thomas R. Salzano
                                    Title: Associate Director Banking Finance
                                           Support, N.A.


                                    NORWEST BANK MINNESOTA, N.A.,
                                    AS TRUSTEE



                                    By:    /s/ Paula Hecht
                                         ------------------------------------
                                    Name:  Paula Hecht
                                    Title: Corporate Trust Officer



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